REVENUE (Tables)	12 Months Ended
Aug. 31, 2019
Revenue [abstract]
Disclosure of detailed information about revenues [Table Text Block]
	AUGUST 31, 2019	AUGUST 31, 2018

Adult-use recreational wholesale revenue (Canadian)	$85,018	$-
Direct to patient medical revenue (Canadian)	11,192	11,002
Wholesale to Licensed Producers revenue (Canadian)	709	-
International (business to business)	98	-
Other revenue	530	1,427
Gross revenue	$97,547	$12,429
Excise taxes	(17,134)	-
Net revenue	$80,413	$12,429